UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 16, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
On August 10, 2006, Amkor Technology, Inc. (the “Company”) filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission (the “SEC”) indicating that the Company would be unable to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (the “Second Quarter 2006 10-Q”). In connection with such filing, on August 16, 2006, pursuant to Regulation BTR, the Company sent notices to its directors and executive officers notifying them that, in connection with these events, future purchases of the Company’s common stock under the Amkor Technology, Inc. 401(k) Plan (the “401(k) Plan”) were suspended, and such directors and executive officers are prohibited from buying or selling any shares of the Company’s common stock until such suspension is lifted. A copy of this notice is attached hereto as Exhibit 99.1. The Company also sent notices to participants in the 401(k) Plan and the Company’s stock plans (the “Stock Plans”) of this suspension on August 16, 2006. The Company believes that the suspension is necessary because the Company has determined that the Registration Statements on Form S-8 covering shares of the Company’s common stock acquired in connection with the 401(k) Plan or the Stock Plans should not be available for use until the Second Quarter 2006 10-Q is filed with the SEC.
The Company determined that it was unable to give notice at least fifteen days in advance of the suspension to the directors and executive officers due to events in connection with the Company’s ongoing internal review of the Company’s historical stock option practices that were unforeseeable by the Company.
The suspension for directors, executive officers and participants in the Plans began on August 15, 2006 and will end on the day in which the Second Quarter 2006 10-Q is filed and any necessary restatements of previously filed financial statements are filed with the SEC. It is not currently known when the Second Quarter 2006 10-Q will be filed.
Inquiries regarding the suspension and the notice pursuant to Regulation BTR should be directed to Jerry Allison, Vice President and Assistant General Counsel at (480) 821-5000 or Amkor Technology, Inc., 1900 South Price Road, Chandler, AZ 85248.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

99.1	Important Notice of Special Trading Restrictions during 401(k) Blackout Period dated August 16, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2006	Amkor Technology, Inc.

	By:	/s/ Kenneth T. Joyce

Kenneth T. Joyce
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Important Notice of Special Trading Restrictions during 401(k) Blackout Period dated August 16, 2006